Exhibit 99.3

Sarcos Technology and Robotics Corporation to Commence Trading on Nasdaq

Global leader in the development of highly dexterous mobile robotic systems closes business combination with Rotor Acquisition Corp.

Stock to begin trading on the Nasdaq on September 27, 2021,

under the ticker symbol “STRC”

Gross proceeds of more than $260 million from the business combination are expected to fund scale deployment of the award-winning Guardian® XO® industrial exoskeleton and Guardian® XT™ industrial robotic avatar system

SALT LAKE CITY — September 27, 2021 — Sarcos Technology and Robotics Corporation (“Sarcos”), a leader in the development of robotic systems that augment humans to enhance productivity and safety, today announced that its common stock and warrants have been approved for trading on the Nasdaq Global Market (“Nasdaq”) under the ticker symbols “STRC” and “STRCW,” respectively. Trading is expected to commence on Nasdaq on Monday, September 27, 2021.

On September 15, 2021, the Sarcos business combination with Rotor Acquisition Corp. (“Rotor”), a publicly-traded special purpose acquisition company, was approved by Rotor’s stockholders. Rotor’s publicly traded common stock and warrants were de-listed from the New York Stock Exchange (NYSE) when the transaction closed on September 24, 2021. Sarcos believes that the capital raised from the business combination is sufficient to fund its current business plan and has no intention of raising additional capital at this time. In accordance with its contractual obligations and as previously disclosed, the company will file a registration statement covering the offer and resale of the shares issued to PIPE investors as soon as practicable.

“Having our securities listed on the Nasdaq is a crucial step for Sarcos,” said Ben Wolff, chairman and CEO, Sarcos. “As a public company, we now have the resources we need to bring our award-winning Guardian® XO® industrial exoskeleton and Guardian® XT™ industrial robotic avatar system to market, giving companies in the U.S. and abroad a unique solution to the critical shortage of workers who are able to conduct physically demanding tasks. We are very excited to continue working towards the development of our first commercial units, which we expect will be ready for release at the end of 2022.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

For more information on Sarcos and its award-winning product portfolio, please visit www.sarcos.com.

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About the Transaction

Jefferies and PJT Partners acted as financial advisors to Sarcos and Wilson Sonsini Goodrich & Rosati, Professional Corporation acted as its legal counsel. Gibson, Dunn & Crutcher LLP acted as legal counsel and Credit Suisse acted as sole financial and capital markets advisor to Rotor. Credit Suisse, Jeffries, and PJT Partners acted as joint placement agents with respect to the private placement. Milbank LLP acted as legal counsel to the Special Committee of Rotor’s Board of Directors, and Houlihan Lokey acted as financial advisor to the Special Committee.

About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation is a leader in industrial robotic systems that augment human performance by combining human intelligence, instinct, and judgment with the strength, endurance, and precision of machines to enhance employee safety and productivity. Leveraging more than 30 years of research and development, Sarcos’ mobile robotic systems, including the Guardian® S, Guardian® GT, Guardian® XO®, and Guardian® XT™, are designed to revolutionize the future of work wherever physically demanding work is done. Sarcos is based in Salt Lake City, Utah. For more information, please visit www.sarcos.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, Sarcos’ product roadmap, including the expected timing of commercialization or new product releases, Sarcos’ plans to expand its product availability and Sarcos’ use of capital, including Sarcos’ ability to accomplish the initiatives outlined above. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions, although not all forward-looking statements contain these identifying terms. Such forward-looking statements involve risks, uncertainties, and other factors that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Rotor Acquisition Corp. (“Rotor”) has filed with the U.S. Securities and Exchange Commission (“SEC”). In addition to factors previously disclosed in Rotor’s reports filed with the SEC and those identified in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to failure to realize the anticipated benefits of the business combination; Sarcos’ ability to execute on its business strategy, develop new products and services and enhance existing products and services; ability to respond rapidly to emerging technology trends; ability to compete effectively and manage growth and costs; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Rotor’s definitive proxy statement filed with the SEC on August 6, 2021 and other documents of Rotor filed with the SEC.

Press Contact:

Sarcos

Ben Mimmack

(801) 419-0438

pr@sarcos.com

ir@sarcos.com

MZ Group

Chris Tyson

Executive Vice President

MZ Group – MZ North America

(949) 491-8235

STRC@mzgroup.us